UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported) October 22, 2026

Winnebago Industries, Inc.
(Exact Name of Registrant as Specified in its Charter)

Minnesota			001-06403	42-0802678
(State or Other Jurisdiction of Incorporation)			(Commission File Number)	(IRS Employer Identification No.)

13200 Pioneer Trail	Eden Prairie	Minnesota		55347
(Address of Principal Executive Offices)				(Zip Code)

Registrant's telephone number, including area code   952-829-8600

_________________________________________________________________________________________________________________________

__________________________________

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.50 par value per share	WGO	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On October 22, 2026, Winnebago Industries, Inc. (the “Company”) entered into a cooperation agreement (the “Cooperation Agreement”) by and between the Company and Vision One Fund, LP, Vision One Management Partners, LP, Vision One Fund Partners, LP, Vision One Management Partners Holdings, LP, Vision One Management Partners GP, LLC, Vision One Onshore Fund, LP and Vision One Offshore Fund, LP (collectively with their affiliates, “Vision One”).

Pursuant to the Cooperation Agreement, the Company has agreed to (i) take all necessary actions to nominate Jay L. Johnson (the “New Director”) for election to the Board of Directors of the Company (the “Board”) as an independent Class III director at the Company’s 2026 annual meeting of shareholders (the “2026 Annual Meeting”) for a term expiring at the Company’s 2029 annual meeting of shareholders (the “2029 Annual Meeting”); (ii) include the New Director in the Board’s slate of director nominees for election at the 2026 Annual Meeting, recommend his election to the Company’s shareholders and solicit proxies in favor of his election; and (iii) following his election to the Board, take all necessary actions to appoint the New Director to the Board’s Audit and Finance Committee and maintain his membership on such committee until the termination of the Cooperation Agreement, subject to certain conditions. From the conclusion of the 2026 Annual Meeting until the termination of the Cooperation Agreement, the size of the Board will not exceed ten (10) directors.

In addition, pursuant to the Cooperation Agreement, the Board has agreed to take all necessary actions to rename the Audit Committee to the “Audit and Finance Committee” and amend the committee’s charter to provide for additional clarity regarding the committee’s oversight of the Company’s capital structure, investments, uses of cash and capital allocation.

Until the termination of the Cooperation Agreement, and as long as Vision One continues to beneficially own at least the lesser of (i) 0.9% of the then-outstanding shares of the Company’s common stock and (ii) 250,000 shares of the Company’s common stock, in the event that the New Director is unable or unwilling to stand for election at the 2026 Annual Meeting or to serve as a director for any reason or ceases to serve as a director of the Company, Vision One will be entitled to propose potential replacement directors mutually agreeable to the Company and Vision One, subject to certain qualifications and other conditions, until Vision One and the Company mutually agree on a replacement director.

Pursuant to the Cooperation Agreement, the Company has agreed to submit for shareholder approval at the 2026 Annual Meeting amendments to its Articles of Incorporation and conforming amendments to its Amended and Restated Bylaws to phase out the classified Board over a three-year period. The Board will recommend that shareholders vote in favor of, and the Company will solicit proxies and use reasonable best efforts to obtain approval of, such amendments, including by using reasonable best efforts to have all directors and officers of the Company vote in favor of such proposals and by engaging a nationally recognized proxy solicitor. Subject to shareholder approval and effectiveness of such amendments, directors elected at the Company’s 2027 annual meeting of shareholders and at each subsequent annual meeting of shareholders will be elected for one-year terms as their respective terms expire, with all directors standing for annual election beginning at the 2029 Annual Meeting.

Pursuant to the Cooperation Agreement, Vision One has irrevocably withdrawn its notice of shareholder proposals and director nominations, dated September 15, 2026, and has agreed to cease all solicitation activities in respect of the 2026 Annual Meeting.

The Cooperation Agreement also contains customary voting commitments, standstill, non-disparagement and other provisions.

The Cooperation Agreement will terminate on the earlier of (i) the date that is thirty (30) calendar days prior to the deadline under the Company’s Amended and Restated Bylaws for the submission of shareholder nominations of director candidates for election to the Board at the Company’s 2027 annual meeting of shareholders and (ii) the date that is one hundred twenty (120) calendar days prior to the one-year anniversary of the 2026 Annual Meeting, unless earlier terminated in accordance with its terms.

The foregoing description of the Cooperation Agreement is qualified in its entirety by reference to the full text of the Cooperation Agreement, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.

On October 23, 2026, the Company issued a press release in connection with the Cooperation Agreement as reported under Item 1.01 above. A copy of this press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

The information in this Item 7.01 of this Current Report on Form 8-K, including the information contained in Exhibit 99.1, is being furnished and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by a specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
10.1	Cooperation Agreement, dated October 22, 2026

99.1	Press release issued on October 23, 2026

104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Winnebago Industries, Inc.

Date: October 23, 2026	By:	/s/ Stacy L. Bogart
	Name:	Stacy L. Bogart
	Title:	Senior Vice President, Chief Legal Officer, Corporate Secretary, Corporate Responsibility